UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 07, 2025

HORIZON KINETICS HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Park Ave S.
New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 291-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 7, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Horizon Kinetics Holding Corporation (the “Company”), in consultation with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, concluded that the Company’s previously issued consolidated financial statements as of and for the years ended December 31, 2023 and 2022 contained within Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 7, 2024 should no longer be relied upon. As set forth below, it was determined that a restatement is required to consolidate certain proprietary funds in the Company’s financial statements. However, the Company does not expect that this change will have any impact on the Company’s cash and cash equivalents, total shareholders’ equity, or the net income (loss) attributable to Horizon Kinetics Holding Corporation.

Additionally the Company’s previously issued unaudited consolidated financial statements as of and for the three, six and nine months ended, March 31, June 30 and September 30, 2024 and 2023, respectively, contained within Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 7, 2024, Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 28, 2024, and the Company’s Quarterly Report on Form 10-Q filed on November 12, 2024 should no longer be relied upon. Similarly, press releases, earnings releases or other communications describing the Company’s financial statements and other related financial information covering the aforementioned periods should no longer be relied upon.

The Company intends to restate the aforementioned financial statements by restating the Company’s consolidated financial statements as of and for the year ended December 31, 2023 and our unaudited interim financial statements as of and for the three, six and nine months ended March 31, June 30, and September 30, 2024, respectively.

The Audit Committee determined that certain of the Company’s proprietary funds are required to be consolidated pursuant to the Financial Accounting Standards Board Accounting Standards Codification Topic 810, Consolidation, as a result of an evaluation of these funds following the variable interest entity (“VIE”) model. With this restatement, the assets and liabilities of the consolidated funds will now be presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the Company’s clients’ interests in these consolidated proprietary funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s consolidated statement of operations. Going forward, management will, with every earnings announcement, provide a reconciliation between the consolidated financial statements and a presentation without the consolidation of these proprietary funds.

Preliminary Financial Information

This financial information being presented is preliminary and unaudited, and subject to further internal review by the Company’s management and finalization. While the Company expects the final results to be consistent with these preliminary and unaudited statements, its actual results may differ materially. The preliminary financial information should not be viewed as a substitute for the Company’s full annual financial statements prepared in accordance with U.S. generally accepted accounting principles. Accordingly, you should not place undue reliance on this preliminary financial information. The preliminary financial information has been prepared by and is the responsibility of the Company’s management. Marcum, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data. Accordingly, Marcum does not express an opinion or any other form of assurance with respect thereto.

The following presents a reconciliation of the impacted financial statement line items as previously presented as of December 31, 2023 and for the year then ended. The previously presented amounts were reflected in the consolidated financial statements of Horizon Kinetics LLC and Subsidiaries (a private company). These amounts are labeled as “As Previously Presented” in the table below. The amounts labeled “Restatement Adjustments” represent the effects of this restatement due to the consolidation of certain proprietary funds.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02 with Marcum.

	As of and for the Year Ended December 31, 2023
	As Previously Presented	Restatement Adjustments	As Restated
		Unaudited	Unaudited
Consolidated Statements of Financial Condition
Assets
Fees receivable	$4,453	$(1,146)	$3,307
Assets of consolidated investment products
Cash and cash equivalents	-	59,117	59,117
Investments, at fair value	-	903,699	903,699
Other assets	-	19,982	19,982
Other investments	103,962	(96,972)	6,990
Total assets	$231,883	$884,680	$1,116,563

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Liabilities of consolidated investment products
Accounts payable and accrued expenses	$-	$5,840	$5,840
Other liabilities	-	506	506
Total liabilities	22,795	6,346	29,141

Redeemable noncontrolling interests	-	878,334	878,334

Total shareholders’ equity attributable to Horizon Kinetics Holding Corporation	209,088	-	209,088

Total liabilities, noncontrolling interests, and shareholders’ equity	$231,883	$884,680	$1,116,563

Consolidated Statements of Operations
Revenue:
Management and advisory fees	$50,563	$(3,718)	$46,845
Total revenue	50,981	(3,718)	47,263

Operating expenses:
Expenses of consolidated investment products	-	1,664	1,664
Total operating expenses	47,469	1,576	49,045

Operating income	3,512	(5,294)	(1,782)

Equity in earnings of proprietary funds, net	5,705	(8,153)	(2,448)
Investment and other income of consolidated investment products, net	-	92,962	92,962
Interest and dividend income of consolidated investment products	-	14,206	14,206
Total other income (expense), net	(8,126)	99,015	90,889

Income before provision for income taxes	(4,614)	93,721	89,107

Net income	(4,492)	93,721	89,229
Less: net income attributable to redeemable noncontrolling interests	-	(93,721)	(93,721)

Net loss attributable to Horizon Kinetics Holding Corporation	$(4,492)	$-	$(4,492)

Furthermore, as an additional supplemental information, the following presents the unaudited Consolidated Statement of Financial Condition as of December 31, 2023 and Consolidated Statement of Operations for the year ended December 31, 2023.

December 31,
2023
Unaudited
Assets
Cash and cash equivalents	$10,477
Fees receivable	3,307
Investments, at fair value	37,620
Assets of consolidated investment products
Cash and cash equivalents	59,117
Investments, at fair value	903,699
Other assets	19,982
Other investments	6,990
Operating lease right-of-use assets	5,651
Property and equipment, net	200
Prepaid expenses and other assets	1,882
Due from affiliates	2,660
Digital assets	1,829
Intangible assets, net	43,876
Goodwill	19,273
Total assets	$1,116,563

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$3,839
Accrued third party distribution expenses	1,022
Deferred revenue	70
Liabilities of consolidated investment products
Accounts payable and accrued expenses	5,840
Other liabilities	506
Deferred tax liability, net	617
Due to affiliates	9,966
Operating lease liability	7,281
Total liabilities	29,141

Commitments and contingencies

Redeemable noncontrolling interests	878,334

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 17,984 shares	1,798
Retained earnings	207,290
Total shareholders’ equity	209,088
Total liabilities, noncontrolling interests, and shareholders’ equity	$1,116,563

Year Ended December 31, 2023
Unaudited
Revenue:
Management and advisory fees	$46,845
Other income and fees	418
Total revenue	47,263

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	26,851
Sales, distribution and marketing	10,209
Depreciation and amortization	1,828
General and administrative expenses	8,493
Expenses of consolidated investment products	1,664
Total operating expenses	49,045

Operating loss	(1,782)

Other income (expense):
Equity in earnings of proprietary funds, net	(2,448)
Interest and dividends	826
Other expense	(669)
Investment and other income of consolidated investment products, net	92,962
Interest and dividend income of consolidated investment products	14,206
Realized gain on investments, net	1,388
Unrealized loss on investments net	(15,376)
Total other income (expense), net	90,889

Income before provision for income taxes	89,107

Income tax benefit	122

Net income	89,229
Less: net income attributable to redeemable noncontrolling interests	(93,721)

Net loss attributable to Horizon Kinetics Holding Corporation	$(4,492)

The Company expects to file its Annual Report on Form 10-K for the year ended December 31, 2024 which will include the restated amounts noted above. These amended financial statements will be filed as soon as practical and we expect it to be no later than March 31, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained herein, including statements regarding the Company’s future financial position and results of operations, liquidity, business strategy and plans and objectives of management for future operations, as well as the Company’s expectations regarding the timing of its restatement and the filing of its Annual Report on Form 10-K for the year ended December 31, 2024, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

Important factors that could cause actual results to differ from those in the forward-looking statements include the ongoing review of our financial statements, accounting, accounting policies and internal control over financial reporting; the preparation of, and the audit or review, as applicable, of restated filings; and the subsequent discovery of additional adjustments to our previously issued financial statements, as well as the risks set forth in our Form 10-K for the fiscal year ended December 31, 2023, our Form 10-Qs for the fiscal quarters ended September 30, 2024, June 30, 2024 and March 31, 2024, and the definitive proxy statement dated May 13, 2024. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Exhibit	Description
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON KINETICS HOLDING CORPORATION

Date:	February 13, 2025	/s/ Jay Kesslen
Jay Kesslen General Counsel